Exhibit 10.4

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXCHANGEABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

SECURED PROMISSORY NOTE

$500,000.00	September 10, 2009

FOR VALUE RECEIVED, SwissINSO SA, a Swiss corporation (the “Maker”), promises to pay to the order of Pashminadepot.com, Inc., a Florida corporation, or its successors or assigns (the “Holder”), upon the terms set forth below, the principal sum of Five Hundred Thousand Dollars ($500,000) (this “Note”). The execution and delivery of this Note is a condition to the execution and delivery of the Stock Purchase Agreement dated the date hereof (the “Purchase Agreement”) among Maker, Holder and the other parties signatories thereto. Defined terms not otherwise defined herein shall have the meanings ascribed to such terms in that Purchase Agreement.

1.            Payments.

(a) Unless an Event of Default shall have previously occurred and be continuing, the full amount of principal under this Note shall be due and payable on a date (the “Maturity Date”) that shall be the earlier to occur of: (i) 120 days from the date hereof or (ii) the date the Holder or Maker (or any successor in interest to or parent thereof or any subsidiary thereof or such successor-in-interest or parent) consummates the sale of securities in a single transaction or series of related transactions resulting in gross proceeds of at least $5,000,000 or more (a “Financing”).

(b) There shall be no interest payable on the outstanding principal amount of this Note. Except as otherwise set forth in this Note, the Maker may not prepay any portion of the principal amount of this Note without 10 day advance written notice to the Holder.

2.    Events of Default.

(a) “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) Any default in the payment of the principal of, or the interest on, this Note, as and when the same shall become due and payable;

(ii) The Maker shall fail to observe or perform any obligation or shall breach any term or provision of this Note and such failure or breach shall not have been remedied within ten business days after the date on which notice of such failure or breach shall have been delivered;

(iii) The Maker shall fail to observe or perform any of its obligations owed to the Holder or any other covenant, agreement, representation or warranty contained in, or otherwise commit any material breach hereunder or in any other agreement executed in connection herewith;

(iv) The Maker shall commence, or there shall be commenced against the Maker a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker, or there is commenced against the Maker any such bankruptcy, insolvency or other proceeding; or the Maker is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker suffers any appointment of any custodian or the like for it or any substantial part of its property; or the Maker makes a general assignment for the benefit of creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker for the purpose of effecting any of the foregoing;

(v) The Maker shall default in any of its respective obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Maker or any subsidiary, whether such indebtedness now exists or shall hereafter be created;

(vi) A breach or threatened breach by the Maker of any representations, warranties, covenants or agreements by Maker or a Seller in the Purchase Agreement which is not cured within five business days after notice thereof by the Holder; or

(vii) The Maker shall (a) be a party to any Change of Control Transaction (as defined below), (b) agree to sell or dispose all or in excess of 50% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction), (c) redeem or repurchase more than a de minimis number of shares of Common Stock or other equity securities of the Maker, or (d) make any distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Maker’s capital stock, of any class, whether now or hereafter outstanding. “Change of Control Transaction” means the occurrence of any of: (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Securities Exchange Act of 1934, as amended) of effective control (whether through legal or beneficial ownership of capital stock of the Maker, by contract or otherwise) of in excess of 20% of the voting securities of the Maker, (ii) a replacement at one time or over time of more than one-half of the members of the Maker’s board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (iii) the merger of the Maker with or into another entity that is not wholly owned by the Maker, consolidation or sale of 33% or more of the assets of  the Maker in one or a series of related transactions, or (iv) the execution by the Maker of an agreement to which the Maker is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

(b) If any Event of Default occurs and shall be continuing, the full principal amount of this Note, shall become, at the Holder’s election, immediately due and payable in cash.

(c) The Holder need not provide and the Maker hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

3.     Negative Covenants. So long as any portion of this Note is outstanding, the Maker will not directly or indirectly:

(a) Except for Permitted Indebtedness (as defined below), enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(b) Except for Permitted Liens (as defined below), enter into, create, incur, assume or suffer to exist any liens or encumbrances of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(c) amend its charter, bylaws or other organizational documents so as to adversely affect any rights of the Holder;

(d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of securities other then the Notes subject to the prepayment provisions herein;

(e) enter into any agreement with respect to any of the foregoing; or

(f) take any of the actions prescribed in Section 7.3 or 7.5 of the Purchase Agreement;

(g) pay cash dividends or distributions on any equity securities of the Maker.

“Permitted Indebtedness” shall mean either (a) the indebtedness of the Maker existing on the date of issuance and disclosed to Holder, and (b) any indebtedness incurred by the Maker, any subsidiary of the Maker or any parent or successor-in-interest to the Maker in connection with a Financing, (c) any indebtedness the proceeds of which are used to repay the Notes in full after giving of appropriate notice and (d) any indebtedness consented to by the Holder.

“Permitted Lien” shall mean the individual and collective reference to the following: (a) liens for taxes, assessments and other governmental charges or levies not yet due or liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Maker) have been established in accordance with generally accepted accounting procedures and (b) liens imposed by law which were incurred in the ordinary course of business, such as carriers’, warehousemen’s and mechanics’ liens, statutory landlords’ liens, and other similar liens arising in the ordinary course of business, and (x) which do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Maker and its subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such lien.

4.    Security  As security for the prompt and complete payment and performance when due of all of the obligations under this Note, Maker hereby grants to the Holder a first priority lien on and continuing security interest in, all of the Maker’s right, title and interest in, to and under all property and assets of the Maker, whether now owned or hereafter acquired or arising and wheresoever located, of every kind and description, tangible or intangible, including, but not limited to, the assets described on Schedule 6.8 to the Purchase Agreement, attached hereto and incorporated by specific reference herein (collectively, the “Collateral”). The Maker covenants and agrees that, to the extent it is necessary or desirable to obtain any waiver or consents, make any filings with any governmental agency or body, or enter into any additional agreements in connection with the preceding, upon the request of the Holder, Maker shall use its best efforts to take such actions as promptly as practicable.  In the event of an uncured default under this Note, Holder shall be entitled to exercise any or all of the rights and remedies of a secured creditor with respect to the Collateral under applicable law.

5.    No Waiver of the Holder’s Rights. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Holder in exercising any of its options, powers or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Holder of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and all notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Holder of less than the full amount due and payable hereunder shall in no way limit the right of the Holder to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

6.    Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

7.    Cumulative Rights and Remedies; Usury. The rights and remedies of the Holder expressed herein are cumulative and not exclusive of any rights and remedies otherwise available under this Note, or applicable law (including at equity). The election of the Holder to avail itself of any one or more remedies shall not be a bar to any other available remedies, which the Maker agrees the Holder may take from time to time. If it shall be found that any interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall be reduced to the maximum permitted rate of interest under such law.

8.    Use of Proceeds.  The Maker shall use the proceeds from this Note hereunder for working capital purposes and not for the satisfaction of any portion of the Maker’s or any affiliate or subsidiary’s debt (other than payment of trade payables in the ordinary course of the Maker’s business and prior practices) or to redeem any of the Maker’s or subsidiary’s equity or equity-equivalent securities  or to pay back salaries or wages, other than an aggregate of $75,000 can be used for back salaries or wages.

9.    Collection Expenses. If the Holder shall commence an action or proceeding to enforce this Note, then the Maker shall reimburse the Holder for its costs of collection and attorneys fees and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

10.    Severability. If any provision of this Note is declared by a court of competent jurisdiction to be in any way invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.

11.    Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Holder and its successors and assigns. The term “Holder” as used herein, shall also include any endorsee, assignee or other holder of this Note.

12.    Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Holder a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Holder to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

13.    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the laws of Switzerland.

14.    Notice. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given to the Company at its principal place of business and to the Holder to the address in the Purchase Agreement.

15.    Required Notice to the Holder. The Holder is to be immediately notified by the Maker, in accordance with Section 14, of the existence or occurrence, of any Event of Default.

The undersigned has executed this Note as a maker and not as a surety or guarantor or in any other capacity.

SWISSINSO SA

By: /s/ Michel Gruering
     Name: Michel Gruering
     Title:   President